Summary Prospectus Supplement	October 31, 2016

Putnam Global Energy Fund
Summary Prospectus dated December 30, 2015

Effective November 1, 2016, the section Your fund’s management is supplemented to reflect that the fund’s portfolio manager is now Ryan Kauppila, who joined the fund in November 2016 and is an Analyst.

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